UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2014

CAMPUS CREST COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34872	27-2481988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2100 Rexford Road, Suite 414
Charlotte, North Carolina		28211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 496-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

On July 30, 2014, Campus Crest Communities, Inc. (the “Company”) issued a press release announcing its results of operations for the three and six months ended June 30, 2014. A copy of such press release is furnished as Exhibit 99.1 to this current report. A copy of the Company’s Second Quarter 2014 Supplemental Analyst Package referenced in such press release is furnished as Exhibit 99.2 to this current report.

The information contained in Item 2.02 of this current report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release, dated July 30, 2014, issued by Campus Crest Communities, Inc., providing the results of operations for the three and six months ended June 30, 2014

99.2	Campus Crest Communities, Inc. Second Quarter 2014 Supplemental Analyst Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

Date: July 31, 2014	/s/ Donald L. Bobbitt, Jr.
Donald L. Bobbitt, Jr.
Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated July 30, 2014, issued by Campus Crest Communities, Inc., providing the results of operations for the three and six months ended June 30, 2014

99.2	Campus Crest Communities, Inc. Second Quarter 2014 Supplemental Analyst Package